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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of DIVERSIFIED SECURITY SOLUTIONS, INC. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, James Henry and Louis Massad, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ James Henry
                                         ---------------------------------------
                                         James Henry
                                         Chief Executive Officer


                                         /s/ Louis Massad
                                         ---------------------------------------
                                         Louis Massad
                                         Chief Financial Officer

August 14, 2003